UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of an Acquisition or Disposition of Assets

On May 18, 2016, CTC Media, Inc., a Delaware corporation (the “Company”), announced that it anticipates that its previously announced cash-out merger transaction will close on May 20, 2016. The Company also announced that the final consideration to be paid is expected to be $2.0503 per share. The Company also provided further information on the merger and the consideration to be paid, as described in the Company’s press release attached as Exhibit 99.1 and which is incorporated herein by reference.

Item 8.01.                                        Other Events

On May 18, 2016, the Company issued a press release announcing the per share merger consideration price and the anticipated timing of the merger, a copy of which is attached as Exhibit 99.1 and which is incorporated herein by reference.

(d)                                 Exhibits

99.1                        Press release dated May 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: May 18, 2016
	By:	/s/ JEAN-PIERRE MOREL
Name: Jean-Pierre Morel
Title: Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 18, 2016.